UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 5, 2007

TERRA INDUSTRIES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification No.)
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
(712) 277-1340
(Address of Principal Executive Offices, including Zip Code)
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
     The information set forth under Item 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated into this Item 1.01 by reference.
     On February 2, 2007, Terra Capital, Inc. (the “Company”) completed the sale of its offering (the “Closing”) of $330 million in aggregate principal amount of its 7% Senior Notes due 2017 (the “Notes”) pursuant to a Purchase Agreement, dated January 25, 2007, by and among the Company, the guarantors named therein and Citigroup Global Markets Inc. (the “Initial Purchaser”).
     Pursuant to a Registration Rights Agreement, dated February 2, 2007, among the Company, the guarantors named therein and the Initial Purchaser relating to the Notes (the “Registration Rights Agreement”), the Company and the guarantors are obligated to file and use their commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if the Company is not able to effect the applicable exchange offer, the Company will file with the SEC and use its commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resales of the Notes. Pursuant to the Registration Rights Agreement, the Company will be obligated to pay additional interest on the Notes in certain instances, including if it does not file the registration statement within 90 days following the Closing or complete the related exchange offer within 30 days of the effective date of the registration statement.
     The Initial Purchaser and their affiliates have provided and may, from time to time, continue to provide investment banking, financial advisory and other services to the Company and its affiliates, for which they have received customary fees and reimbursements of expenses, and for which they expect to receive customary fees and reimbursement of expenses, respectively. Citigroup Global Markets Inc. is also acting as dealer-manager for the tender offer and consent solicitation relating the Company’s 12 7/8% senior secured notes due 2008 and the 11 1/2% second priority senior secured notes due 2010. Citicorp USA, Inc., an affiliate of Citigroup Global Markets Inc., is the administrative agent and a lender under the Company’s revolving credit facility and will receive fees in connection therewith.
     The foregoing description of the Registration Agreement is qualified in its entirety by reference to the Registration Agreement, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The Company completed the offering of the Notes on February 2, 2007. The Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
     As previously announced, the proceeds of this offering will be used to redeem the Company’s 12 7/8% senior secured notes due 2008 and the 11 1/2% second priority senior secured notes due 2010.
     The Notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
     The Notes are unsecured obligations of the Company and will rank equal in right of payment with all of the Company’s existing and future senior obligations and senior to our subordinated indebtedness and are unconditionally guaranteed by our parent, Terra Industries Inc., and certain of the Company’s wholly owned U.S. subsidiaries on an unsecured basis and will rank equal in right of payment with all of the existing and future senior obligations of the guarantors. The Notes will mature on February 1, 2017. Interest on the Notes will be payable twice a year, on each February 1 and August 1, beginning August 1, 2007. Before February 1, 2010, the Company may redeem up to 35% of the original aggregate principal amount of the Notes at a redemption price equal to 107% of their aggregate principal amount, plus accrued interest, with the net cash proceeds of certain equity offerings. The Company may redeem some or all of the Notes at any time prior to 2012 at a price equal to 100% of the principal amount, plus any accrued and unpaid interest to the date of redemption, plus a “make-whole” premium based on a discount rate equal to the yield on a comparable U.S. Treasury Security plus 50 basis points. In addition, on or after February 1, 2012, the Company may redeem some or all of the Notes at any time at redemption prices that start at 103.500% of their aggregate principal amount. The Company is required to offer to purchase the Notes at 101% of their aggregate principal amount, plus accrued interest to the repurchase date, if it experiences specific kinds of changes in control.
     The Indenture contains covenants that will, among other things, limit the Company’s ability and that of its restricted subsidiaries to:
•	incur additional debt;

•	pay dividends on capital stock or repurchase capital stock;

•	make certain investments;

•	create liens on assets to secure debt;

•	enter into transactions with affiliates;

•	create restrictions on our restricted subsidiaries’ abilities to pay dividends or make other payments;

•	enter into sale and leaseback transactions;

•	engage in other businesses; or

•	sell all or substantially all of the Company’s assets or merge with or into other companies.
     The foregoing description of the Indenture is qualified in its entirety by reference to the Indenture, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.
ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

4.1	Indenture, dated February 2, 2007, by and among Terra Capital, Inc., Terra Industries Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

10.1	Registration Agreement, dated as of February 2, 2007, by and among Terra Capital, Inc., the guarantors named therein and Citigroup Global Markets Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.
/s/ John W. Huey
John W. Huey
Vice President, General Counsel and Corporate Secretary

Date: February 6, 2007